                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           NANOMETRICS INCORPORATED
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                           NANOMETRICS INCORPORATED

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Nanometrics Incorporated, a California corporation (the "Company"), will be held on May 22, 1996 at 1:30 p.m., local time, at the principal offices of the Company located at 310 DeGuigne Drive, Sunnyvale, California 94086, for the following purposes:

  1. To elect directors to serve for the ensuing year and until their successors are elected.

  2. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 1996.

  3. To transact such other business as may properly come before the meeting or any adjournment thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  Only shareholders of record at the close of business on April 25, 1996 are entitled to notice of and to vote at the meeting.

  All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder returned a proxy.

                                          Sincerely,

                                          Vincent J. Coates
                                          Secretary

Sunnyvale, California
May 2, 1996

                           NANOMETRICS INCORPORATED

                                PROXY STATEMENT

                INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

  The enclosed proxy is solicited on behalf of the Board of Directors of Nanometrics Incorporated (the "Company") for use at the Annual Meeting (the "Annual Meeting") of Shareholders of the Company to be held on May 22, 1996 at 1:30 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the principal offices of the Company located at 310 DeGuigne Drive, Sunnyvale, California 94086. The Company's telephone number at that address is (408) 746-1600.

  These proxy solicitation materials were mailed on or about May 2, 1996 to all shareholders entitled to vote at the meeting.

RECORD DATE AND SHARES OUTSTANDING

  Shareholders of record at the close of business on April 25, 1996 are entitled to notice of and to vote at the meeting. At the record date, 8,025,008 shares of the Company's Common Stock, no par value, were issued and outstanding. For information concerning beneficial owners of more than 5% of the Company see "Security Ownership of Management and Certain Beneficial Owners."

REVOCABILITY OF PROXIES

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

  Every shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than six candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholders votes. On all other matters, each share of Common Stock outstanding has one vote.

  The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

  The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

  While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against a proposal.

  Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a proposal.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

  Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's Annual Meeting for fiscal 1996 must be received by the Company no later than December 9, 1996 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

NOMINEES

  A board of six directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's six nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner and in accordance with cumulative voting as will ensure the election of as many of the nominees listed below as possible and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until such director's successor has been elected and qualified.

  The names of the nominees and certain information about them are set forth below:

                                                                      DIRECTOR
                           NAME OF NOMINEE                      AGE    SINCE
                           ---------------                      --- ------------
      Vincent J. Coates........................................  71     1975
      Nathaniel Brenner........................................  69     1986
      Norman V. Coates.........................................  46     1988
      John D. Heaton...........................................  36  July 1995
      Clifford F. Smedley......................................  60 January 1996
      Kanegi Nagai.............................................  64   May 1996

  Mr. Vincent J. Coates has been Chairman of the Board since the Company was founded. He served as President from the founding through July 1988 except for the period from January 1986 through February 1987 when he served exclusively as Chief Executive Officer. He is currently the Chief Executive Officer of the Company and was elected Secretary in February 1989.

  Mr. Nathaniel Brenner has served as a director of the Company since August 1986. He joined Beckman Instruments, Inc. in 1976 where he has held the positions of Program Manager, Marketing Manager (Instruments) and General Manager (Spectroscopy). In 1993, Mr. Brenner retired from Beckman Instruments, Inc.

  Mr. Norman V. Coates has served as a director of the Company in May 1988. He has operated Gem of the River Produce, a farming and produce packing operations in Orleans, California, as a sole proprietor since 1978. He has also been manager of the Boise Creek Farm operation since 1984.

  Mr. John D. Heaton has served as a director of the Company since July 1995. Mr. Heaton has served as Vice President and General Manager of the Company since March 1994.

  Mr. Clifford F. Smedley has served as a director of the Company since January 1996. From August 1993 through July 1995, Mr. Smedley was the Chief Operating Officer of System Chemistry, Inc. From January 1988 through August 1993, Mr. Smedley served in several management capacities with Genus, Inc., most recently as Vice President, New Product Development.

  Mr. Kanegi Nagai has served as a director of the Company since May 1, 1996. Mr. Nagai is also a consultant to the Company and has acted as such since August 1995. From January 1990 to March 1995, Mr. Nagai was the President and Chief Executive Officer of Cybeq Systems, a semiconductor equipment supplier.

  By virtue of Vincent J. Coates' position in the Company and beneficial ownership of the Company's Common Stock, he may be deemed a "control person" of the Company as that term is defined under the Securities Act of 1933, as amended. See "Security Ownership of Management and Certain Beneficial Owners."

  Mr. Vincent J. Coates is the father of Mr. Norman V. Coates. There is no other family relationship between any directors or executive officers of the Company.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES LISTED ABOVE.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

  The following table sets forth beneficial ownership of Common Stock of the Company as of April 1, 1996, by each director or nominee, by each of the Named Officers (as defined below), by all directors and officers as a group, and by all persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock. Unless otherwise indicated the address of each beneficial owner of 5% of the Company's Common Stock is 310 DeGuigne Avenue, Sunnyvale, California 94086.

                                                 NUMBER OF SHARES OF
                                                    COMMON STOCK      PERCENT
   NAME OF BENEFICIAL OWNER                     BENEFICIALLY OWNED(1) OF TOTAL
   ------------------------                     --------------------- --------
   Vincent J. Coates...........................       5,401,774         67.6%
   Nathaniel Brenner...........................          21,001(2)       *
   Norman V. Coates............................          21,382(3)       *
   John D. Heaton..............................             --           *
   Clifford F. Smedley.........................             --           *
   Kanegi Nagai................................             --           *
   Paul B. Nolan...............................          42,133(4)       *
   All officers and directors as a group (7
    persons)...................................       5,486,290(5)      68.3%

- --------
  * Represents less than 1% of outstanding shares of Common Stock.

(1) Represents sole voting and investment power, except as otherwise noted below.

(2) Includes 8,334 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days of April 1, 1996.

(3) Includes 8,332 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days of April 1, 1996.

(4) Includes 30,333 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days of April 1, 1996.

(5) Includes 46,999 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days of April 1, 1996.

BOARD MEETINGS AND COMMITTEES

  The Board of Directors held a total of five meetings during fiscal 1995.

  The Board of Directors has three committees--the Stock Option Committee, the Audit Committee and the Compensation Committee. The Stock Option Committee, which consists of Norman V. Coates and Nathaniel Brenner, held no separate meetings during fiscal 1995, but acted by written consent on seven occasions. The Stock Option Committee is responsible for approving the grant of stock options to the Company's employees under the Company's 1991 Incentive Stock Option Plan. The Audit Committee of the Board of Directors, which consists of Vincent J. Coates, Norman V. Coates and Nathaniel Brenner, met once in fiscal 1995. The Audit Committee is responsible for matters concerning the practices and procedures of the independent auditors. The Compensation Committee of the Board of Directors met once in fiscal 1995. The Compensation Committee consisted of Nathaniel Brenner, Norman V. Coates and Roger G. Novesky in 1995, but currently has a vacancy due to Mr. Novesky's resignation from the Board of Directors effective in April 1996. The Compensation Committee is responsible for determining compensation of the Company's executive officers.

  During fiscal 1995, all incumbent directors attended more than 75% of all meetings of the Board of Directors and all incumbent directors attended more than 75% of all meetings of committees, if any, upon which such directors served.

BOARD COMPENSATION

  Directors who are not also employees of the Company received an annual retainer fee of $1,500 plus $500 per Board of Directors and committee meetings attended, and are eligible to participate in the Company's 1991 Director Option Plan. In addition, the Company is a party to a consulting agreement with Kanegi Nagai, a director of the Company. See "Certain Transactions."

COMPENSATION OF EXECUTIVE OFFICERS

  The following table sets forth the compensation paid by the Company to the Chief Executive Officer and each of the executive officers (collectively, the "Named Officers") of the Company during the past three fiscal years:

                          SUMMARY COMPENSATION TABLE

                                                           ANNUAL COMPENSATION
                                                           --------------------
      NAME AND PRINCIPAL POSITION              FISCAL YEAR SALARY($)  BONUS($)
      ---------------------------              ----------- ---------- ---------
      Vincent J. Coates.......................    1995     $  155,061 $  19,036
       Chief Executive Officer                    1994        150,244     2,888
                                                  1993        137,848     2,390

      Paul B. Nolan (1).......................    1995         82,313    11,130
       Chief Financial Officer                    1994         73,097     1,290
                                                  1993            --        --

      John D. Heaton (2)......................    1995        116,858    15,199
       Vice President and General Manager         1994         80,786     1,540
                                                  1993            --        --

- --------
(1) Mr. Nolan became Chief Financial Officer of the Company in March 1994, and, accordingly, no information is given with respect to fiscal 1993.
(2) Mr. Heaton became Vice President and General Manager of the Company in March 1994, and, accordingly, no information is given with respect to fiscal 1993.

  For a discussion of the Company's obligation to make severance payments to Vincent J. Coates, see "Certain Transactions."

  The Company is the beneficiary of an insurance policy on the life of Vincent
J. Coates in a face amount of $8,000,000. Annual premiums, which are paid by the Company, totaled $200,000 for fiscal 1995 and in subsequent years are fixed at $200,000. Mr. Coates and the Company have entered into an agreement providing that in the event of Mr. Coates' death, his estate has the option to cause the Company to use the proceeds of the policy to purchase shares of the Company's Common Stock owned by the estate at their then fair market value. The estate is not obligated under the terms of the agreement to exercise the option. If the option is not exercised, the Company would retain the proceeds of the insurance. The purpose of this agreement is to provide Mr. Coates' estate, at its option, the opportunity to obtain cash to pay estate taxes without having to raise all of such money from sales in the open market.

STOCK OPTION GRANTS

  The following table sets forth information regarding individual grants of options during fiscal 1995 to each of the Named Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                   POTENTIAL REALIZABLE
                                                                                     VALUE AT ASSUMED
                                                                                   ANNUAL RATES OF STOCK
                                                                                           PRICE
                                                                                     APPRECIATION FOR
                                              INDIVIDUAL GRANTS                       OPTION TERMS(3)
                            ------------------------------------------------------ ---------------------
                              NUMBER OF     PERCENT OF
                             SECURITIES   TOTAL OPTIONS
                             UNDERLYING     GRANTED TO
                               OPTIONS     EMPLOYEES IN  EXERCISE PRICE EXPIRATION
   NAME                     GRANTED(#)(1) FISCAL 1995(2)     ($/SH)        DATE      5%($)      10%($)
   ----                     ------------- -------------- -------------- ---------- ---------- ----------
   Vincent J. Coates.......       --           --              --             --          --         --
   John D. Heaton..........    25,000          3.9%          $5.25       11/24/00  $   36,262 $   80,129
   Paul B. Nolan...........    25,000          3.9%           2.06       03/27/00      14,228     31,441
                                5,000          0.8%           5.25       11/24/00       7,252     16,025

- --------
(1) Represent stock options granted under the Company's 1991 Incentive Stock Option Plan. Stock options are granted with an exercise price equal to the fair market value of the Company's common stock on the date of grant. Options generally become exercisable 33% after the first year and 33% each full year thereafter and are fully exercisable after 3 years. Options lapse after 5 years or, if earlier, 90 days after termination of employment.

(2) Based on 636,700 options granted during fiscal 1995.

(3) Potential realizable values are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, based on the SEC rules. Actual realizable values, if any, on stock option exercises are dependent on the future performance of the common stock, overall market conditions and the option holder's continued employment through the vesting period.

STOCK OPTION EXERCISES AND FISCAL YEAR-END VALUES

  The following table sets forth, for each Named Officer, each exercise of stock options during fiscal 1995 and the year-end value of unexercised options.

   AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                    VALUES

                                                         NUMBER OF
                                                         SECURITIES     VALUE OF UNEXERCISED
                                                     UNDERLYING OPTIONS     IN-THE-MONEY
                                SHARES       VALUE      AT YEAR-END:    OPTIONS AT YEAR-END:
                               ACQUIRED     REALIZED    EXERCISABLE/        EXERCISABLE/
     NAME                   ON EXERCISE (#)  ($)(1)  UNEXERCISABLE (#)  UNEXERCISABLE($)(2)
     ----                   --------------- -------- ------------------ --------------------
   Vincent J. Coates.......        --            --               --                   --
   John D. Heaton..........      2,000      $ 13,000   50,000/125,000    $332,813/$718,750
                                16,000       102,000
                                32,000       196,000
   Paul B. Nolan...........     10,000        36,250    30,333/31,667      192,414/167,335

- --------
(1) Value realized upon exercise is (i) the fair market value of the Company's Common Stock on the date of exercise, less the option exercise price per share, multiplied by (ii) the number of shares underlying the options exercised.

(2) Value of unexercised options is (i) the fair market value of the Company's Common Stock at fiscal 1995 year end ($7.375 per share), less the option exercise price of in-the-money options, multiplied by (ii) the number of shares underlying such options.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 and Form 5 with the SEC. Such officers, and ten percent shareholders are also required by the SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on its review of the copies of such forms received by it, the Company believes that, during fiscal 1995, all Section 16(a) filing requirements applicable to the officers, directors and ten percent shareholders were complied with.

CERTAIN TRANSACTIONS

  Pursuant to the terms of an agreement dated May 1, 1985 between the Company and Vincent J. Coates, the Company is obligated, in the event Mr. Coates is required to resign as Chief Executive Officer of the Company for any reason, to continue to pay Mr. Coates his salary for five years from the date of such resignation.

  The Company is a party to a consulting agreement with Kanegi Nagai, a director of the Company. Under the consulting agreement, the Company pays to Mr. Nagai a fee at a rate of $400 per day, plus reasonable expenses, for consulting services with respect to matters involving the Company's business and operations in Japan. The term of the consulting agreement expires in August 1996, unless sooner terminated by the parties thereto.

     PROPOSAL NO. 2 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  The Board has appointed Deloitte & Touche LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1996. Deloitte & Touche LLP has audited the Company's financial statements since fiscal 1991.

  Representatives of Deloitte & Touche LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" APPROVAL AND RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                                 OTHER MATTERS

  The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS

Dated: May 2, 1996

PROXY                       NANOMETRICS INCORPORATED                       PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      1996 ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 22, 1996

  The undersigned shareholder(s) of Nanometrics Incorporated, a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated May 2, 1996, and hereby appoints Vincent J. Coates and Paul B. Nolan, and each of them, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1996 Annual Meeting of Shareholders of Nanometrics Incorporated to be held on May 22, 1996 at 1:30 p.m., local time, at the principal offices of the Company located at 310 DeGuigne Drive, Sunnyvale, California, 94086 and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned is entitled to vote on the matters set forth below:

ITEM 1. ELECTION OF DIRECTORS:

        [_] FOR all nominees listed below    [_] WITHHOLD AUTHORITY to vote
            (except as indicated)                for all nominees listed below


    If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

          Vincent J. Coates   Nathaniel Brenner   Norman V. Coates
              John D. Heaton   Clifford F. Smedley   Kanegi Nagai

ITEM 2. PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE 1996 FISCAL YEAR:

                   [_] FOR      [_] AGAINST      [_] ABSTAIN

                 (Continued and to be signed, on reverse side)

                          (Continued from other side)

  In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.

  THIS BALLOT WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

                                               _________________________________
                                                    Typed or Printed Name(s)

                                               _________________________________
                                                           Signature

                                               _________________________________
                                                           Signature

                                               _________________________________
                                                      Title, if applicable

                                               Dated: __________________ , 1996

                                               This Proxy should be marked,
                                               dated, signed by the Sharehold-
                                               er(s) exactly as his or her
                                               name appears hereon and re-
                                               turned promptly in the enclosed
                                               envelope. Persons signing in a
                                               fiduciary capacity should so
                                               indicate. If shares are held by
                                               joint tenants or as community
                                               property, both should sign.